Exhibit 99.1



                       NONREIMBURSABLE SPACE ACT AGREEMENT
                                     BETWEEN
                THE NATIONAL AERONAUTICS AND SPACE ADMINISTRATION
                         LYNDON B. JOHNSON SPACE CENTER
                                       AND
                          NANOBAC PHARMACEUTICALS, INC.


The LYNDON B. JOHNSON SPACE CENTER (JSC) of the NATIONAL AERONAUTICS AND SPACE ADMINISTRATION (NASA), herein referred to as JSC or NASA respectively and NANOBAC PHARMACEUTICALS, INC. (to be renamed Nanobac Life Sciences, Inc.), a Florida corporation, herein referred to as NANOBAC, desire to enter into a nonreimbursable Space Act Agreement, herein referred to as Agreement, the primary objective of which is to collaborate on research into nanobacteria in the field of healthcare and medicine.

ARTICLE I - INTRODUCTION

NANOBAC is a biolifescience company working to improve human health through the detection and eradication of Nanobacterium sanguineum (nanobacteria), a novel pathogen implicated in the formation of disease-causing calcified plaque in the circulatory system and other vital organs. NANOBAC is developing unique technologies for early accurate diagnoses of nanobacterial infection, and eradication methods which will allow physicians to effectively manage the clinical symptoms of the disease, improve therapeutic results, and as an outcome, lower overall medical costs. NANOBAC and NASA are interested in pathological calcium phosphate particles found in diseases such as kidney stones, prostatitis, and arthritis, which are all conditions that humans become more prone to after spending time in a zero gravity environment. This collaboration would provide NASA the opportunity to utilize NANOBAC's diagnostic and treatment experience in this field to support NASA's exploration goals in understanding the effects of long-term space travel on humans and provide NANOBAC the ability to further develop its methods.

Nanobacteria are a unique agent that is approximately the same size and morphology as the fossil-like structures detected in Mars meteorites by NASA in 1996. Searching for extraterrestrial life will continue on the molecular level and NANOBAC's work provides a model for studying mineralized organic matters and experience with isolation of biomarkers from calcified samples.

ARTICLE II - GENERAL PROVISIONS

A. The parties agree that this Agreement shall pertain only to the research collaboration specified in articles III and IV. The parties agree that nothing in this Agreement shall be construed to imply an agreement to contract in the future. It is the intent of both parties that, should future phases of this cooperative effort materialize, these phases will be accomplished under separate agreements.

                                                                         1 of 15

B. JSC and NANOBAC designate the following individuals, respectively, as points of contact for coordinating, administering, managing, and monitoring the activities of their respective parties under this Agreement:

         Dr. David S. McKay
         National Aeronautics and Space Administration
         Lyndon B. Johnson Space Center
         2101 NASA Road 1
         Houston, TX  77058
         Mail Code: SA13
         E-mail: david.s.mckay@nasa.gov

     and

         H. Brady Millican
         Nanobac Life Sciences, Inc.
         2727 West Martin Luther King
         Suite 850
         Tampa, FL 33607
         E-mail: bmillican@nanobaclabs.com

Each party may at any time and from time to time designate in writing additional or different individuals to serve as points of contact for the indicated purposes.

C. Except as required by law or in connection with NANOBAC's obligations as a publicly traded company, neither party shall make any written news/press public relations statement or similar public disclosure regarding this Agreement or the activities conducted pursuant to this Agreement without the prior consent and approval of the other party, which consent and approval shall not be unreasonably withheld or delayed. A disclosure that does not materially differ from a disclosure previously approved by the other party may be made without additional approval.

D. NANOBAC agrees that, for the duration of this Agreement, and while on JSC premises, its employees, agents, contractors, subcontractors, and principal investigators shall comply with all laws and applicable regulations, instructions, and directives, including, but not limited to, those pertaining to safety and security.

E. It is understood that any commitment of JSC or NANOBAC facilities, equipment, supplies, and/or services, in furtherance of the objectives of this Agreement, shall be on a no-cost, mission-noninterference basis, subject to availability and approval of the parties' management. Furthermore, while JSC and NANOBAC agree to apply reasonable efforts to assure that said facilities, equipment, supplies, and/or services, will function reliably for their intended use or purpose, nothing in this Agreement shall be construed to imply that JSC or NANOBAC warrants or makes any representations as to the quality of their performance or operation.

                                                                         2 of 15

F. Both parties agree to put forth reasonable efforts and to cooperate in good faith to achieve the objectives of this Agreement. It is mutually agreed, however, that the services contemplated by this Agreement shall not be given priority over any other JSC or NANOBAC agreement or program nor be performed in any manner which interferes with JSC's or NANOBAC's overall mission.

G. NANOBAC agrees that nothing in this Agreement shall be construed to imply that NASA endorses or sponsors any NANOBAC product or service resulting from activities conducted under this Agreement, regardless of the fact that such product or service may employ NASA-developed technology. With the limited exception of factually accurate statements of use by, development by or for, or connection with NASA, NANOBAC agrees to refrain from the use of the words "National Aeronautics and Space Administration" or the letters "NASA," or a combination, variation, or colorable imitation thereof (including the Insignia), either alone or in combination with other words or letters, in connection with any product or service being offered or made available to the public in a manner reasonably calculated to convey the impression that such product or service has the endorsement or sponsorship of NASA.

H. It is mutually agreed by both parties that there will be no exchange of funds between JSC and the NANOBAC with regard to activities conducted under this Agreement.

I. The results of this effort may be published jointly by JSC and NANOBAC and/or separately by each of the parties herein. In the event that JSC or NANOBAC publish separately, each party shall acknowledge the effort of the other party with regard to the performance of activities conducted under this Agreement. Furthermore, subject to the confidentiality provisions and other restrictions on disclosure and the intellectual property ownership provisions included in this Agreement, JSC and NANOBAC agree to share with each other all experimental data obtained from activities conducted under this Agreement, prior to publishing such data in open literature.

ARTICLE III - NANOBAC RESPONSIBILITIES

NANOBAC will:

A. Provide equipment, with such specifications as may be jointly agreed upon by the parties, including a mammalian cell culture incubator; microscope; and centrifuge, for use in JSC facilities to conduct the work to be done under this Agreement. NANOBAC will retain ownership of this equipment and it will be returned to NANOBAC upon termination of this Agreement

B. Provide specialty supplies for nanobacteria research (monoclonal antibodies, diagnostic kits, chemicals), in such quantities and with such specifications as may be jointly agreed upon by the parties.

                                                                         3 of 15

C. Provide a staff scientist as a principal researcher to work with NASA personnel to conduct the research contemplated under this Agreement.

D. Conduct experiments, currently planned to be, subject to specific agreement of the parties and review and approval by the JSC Committee for the Protection of Human Subjects or other appropriate review boards, as required:

     a.   Experiments for biological characterization of nanobacteria
          i.   Nucleic acid detection and sequencing in cultured nanobacteria
     b.   Definition of unique biomarkers
          i. Search for nanobacteria in kidney stones and prostate tissue using antibody tests and electron microscopy.
          ii. Development of new rapid diagnostic methods for detecting trace amounts of nanobacteria in fluid samples using advanced and miniaturized ELISA testing techniques and microarray techniques
          iii. Development of methods for detecting unique Ca Phosphate and Ca Carbonate crystallization structures in both human tissue samples and in lakes, rivers, and similar environments
     c. Finding a potential correlation between nanobacteria and pathological calcification related diseases
     d. Nanobacterial growth and antibiotic sensitivity in microgravity and/or microgravity simulation
          i. Culture and growth of nanobacteria under various conditions including simulated micro gravity in a bioreactor. Effects of changing environmental conditions will be evaluated.
     e. Screening human tissue samples for potential nanobacteria infection before and after microgravity related missions
     f. Application and development of nanobacteria eradication/treatment methodologies
          i. Development of methods for dissolving nanobacteria-produced calcification structures in human tissue
          ii. Development of methods for arresting the growth of and possibly eliminating nanobacteria in human tissue
     g. Development of methods for removing nanobacteria from fluids by filtering and by contact properties
     h. Search for nanobacteria biosignatures in earth fossils and in Mars meteorites

                                                                         4 of 15

E. Collect data from the experiments conducted under this Agreement and share that data with JSC, subject to the confidentiality provisions and other restrictions on disclosure and the intellectual property ownership provisions included in this Agreement.

F. When deemed necessary by both parties to meet the requirements of this Agreement, provide no more than two (2) additional personnel to work with its scientist. JSC shall have input into the background and training qualifications required of any proposed personnel.

ARTICLE IV - JSC RESPONSIBILITIES

JSC will:

A. Provide a Bio Safety Level 2 space for a nanobacteria research lab to conduct the experiments contemplated under this Agreement as well as basic lab supplies, including but not limited to water bath, autoclave, shakers, micro-gram sensitive scales, basic micropipettes, lab disposables, lab coats, lab-glassware, biohazard removal service, refrigerator, and -20c freezer (see items in Schedule A).

B. Provide appropriate work space at JSC for NANOBAC's personnel located at JSC to work on the activities contemplated under this Agreement.

C. Collect data from the experiments conducted under this Agreement and share that data with NANOBAC, subject to the confidentiality provisions and other restrictions on disclosure and the intellectual property ownership provisions included in this Agreement.

D. Provide routine safety training, access to basic laboratory services for nanobacteria science, electron microscopy, molecular biology / geology-mineralogy research facilities, a computer and computer services, internet-email, printers, scanners, imaging facilities, etc. for NANOBAC personnel while operating at JSC.

ARTICLE V - FUNDING

Nothing in this Agreement shall be construed to imply any commitment of JSC's or NANOBAC's funds or appropriations. In addition, JSC's resource commitments to the Agreement are subject to availability of appropriated funds, and nothing herein may be construed as implying that Congress will appropriate funds at a later date to discharge JSC's obligations hereunder.

ARTICLE VI - LIABILITY OF THE PARTIES

A. Except as provided by paragraph B. of this Article, below, the parties agree to a no-fault, no-subrogation inter-party waiver of liability under which each party agrees not to make any claim against the other for the injury to or death of any person, or for damage to or loss of any property, attributable to JSC or NANOBAC or their employees, agents, contractors,

                                                                         5 of 15
     subcontractors, or principal investigators, arising as a result of activities expressly or implicitly covered under this Agreement, whether such injury, death, damage, or loss is caused by negligence or otherwise.

B. As to third party claims, NANOBAC agrees to indemnify and hold the U.S. Government and its contractors and subcontractors harmless from any claim, judgment, or cost arising from the injury to or death of any person, or for damage to or loss of any property, attributable to NANOBAC or its employees, agents, contractors, subcontractors, or principal investigators, arising as a result of activities expressly or implicitly covered under this Agreement, whether such injury, death, damage, or loss is caused by negligence or otherwise.


ARTICLE VII - INSURANCE

NANOBAC agrees to procure and thereafter maintain liability insurance with respect to the performance and time period of this Agreement, and to provide JSC verification of such insurance. The minimum amount of general aggregate liability coverage required under this insurance policy shall be five million dollars ($5,000,000.00). Furthermore, it is agreed by the parties that JSC shall be named as an additional insured under such insurance policy for all activities conducted by NANOBAC that are either expressly or implicitly covered under this Agreement.

ARTICLE VIII - PATENT AND INVENTION RIGHTS
A. Definition: The patent and invention rights set forth herein are applicable to any employees, contractors or subcontractors, or other entities having a fiduciary or contractual relationship with NANOBAC that are assigned, tasked, or contracted with to perform specified NANOBAC activities under this Agreement.

B. General: Title to inventions made (conceived or first actually reduced to practice) as a consequence of, or in direct relation to, the performance of activities under this Agreement will remain with the respective inventing parties (NANOBAC or NASA), and no patent or invention rights are exchanged between or granted by such parties under this Agreement except as provided herein.

C. NASA Inventions: NASA will use reasonable efforts to report inventions made by NASA employees as a consequence of, or that bear a direct relation to, the performance of specified NASA activities under this Agreement. Upon request, NASA will use reasonable efforts to grant NANOBAC, in accordance with the requirements of 37 CFR Part 404, an exclusive or partially exclusive, revocable, royalty-bearing license, on terms to be subsequently negotiated to any NASA invention that may be made under the Agreement and on which NASA decides to file a patent application. This license will be subject to the rights reserved in paragraph F. (1), below.

                                                                         6 of 15

D. NASA Contractor Inventions: In the event NASA contractors are tasked to perform work in support of specified NASA activities under this Agreement and inventions are made by contractor employees or jointly between NASA employees and contractor employees, and NASA has the right to acquire or has acquired title to such inventions, NASA will use reasonable efforts to report such inventions. Upon request, NASA will use reasonable efforts to grant NANOBAC, in accordance with the requirements of 37 CFR Part 404, an exclusive or partially exclusive, revocable, royalty-bearing license, on terms to be subsequently negotiated to any NASA invention that may be made under the Agreement and on which NASA decides to file a patent application. This license will be subject to the rights reserved in paragraph F. (2), below. The parties acknowledge that NANOBAC is not a NASA contractor, as such term is used in this agreement, it being understood that the term "NASA contractor" refers to a company working with NASA under a contract entered into pursuant to the Federal Acquisition Regulation (FAR), and not under a Space Act agreement such as this Agreement.

E. Joint Inventions With NANOBAC: NASA and NANOBAC agree to use reasonable efforts to identify and report to each other, and to cooperate with each other in obtaining patent protection on any inventions made jointly between NASA employees (or employees of NASA contractors) and employees or other representatives of NANOBAC. Upon timely request, NASA may (1) agree to refrain from exercising its undivided interest in a manner inconsistent with NANOBAC's commercial interests, or (2) use reasonable efforts to grant NANOBAC, in accordance with the requirements of 37 CFR Part 404, an exclusive or partially exclusive, revocable, royalty-bearing license, on terms to be subsequently negotiated. Both options (1) and (2) are subject to the applicable rights reserved in paragraph F., below.

F. Rights to be Reserved in NANOBAC 's License: Any license granted to NANOBAC pursuant to paragraphs C., D., or E. above will be subject to the reservation of the following rights:

     (1) As to inventions made solely by, or jointly with, NASA employees, the irrevocable, royalty-free right of the Government of the United States to practice and have practiced the invention by or on behalf of the United States and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement with the United States; provided, however, that NASA shall not authorize or permit any non-governmental person or entity (other than NANOBAC) to practice or otherwise exploit any such invention for other than Federal Governmental purposes.

     (2) As to inventions made solely by, or jointly with, employees of NASA contractors, the rights in the Government of the United States as set forth in (1) above, as well as the revocable, nonexclusive, royalty free license in the contractor as set forth in 14 CFR ss. 1245.108.

          Notwithstanding anything to the contrary, no contractor of NASA or JSC shall be given access to any confidential or proprietary material or information that is the subject of this Agreement without the prior

                                                                         7 of 15
          written consent of NANOBAC, unless such contractor shall have first acknowledged and agreed to, on terms satisfactory to NANOBAC, the ownership of such material and information by NANOBAC and the proprietary and confidential nature thereof.

G. Protection of Reported Inventions: When inventions are reported and disclosed between the parties in accordance with the provisions of this clause, the receiving party agrees to withhold such reports or disclosures from public access for a reasonable time (presumed to be 1 year unless otherwise mutually agreed) in order to facilitate the allocation and establishment of the invention and patent rights under these provisions.

H. Patent Filing Responsibilities and Costs: The invention and patent rights set forth herein shall apply to any patent application filed and patents obtained in any country, and each party is responsible for its own costs of preparing, prosecuting, issuing, and maintaining patents covering sole inventions in any country; except that NASA and NANOBAC may, upon the reporting of any invention (sole or joint) or in any license granted, mutually agree otherwise for any country as to patent application preparation, filing and prosecution responsibilities and costs, and maintenance responsibilities and costs. As to any invention made jointly between NASA employees (or employees of a NASA contractor) and employees of NANOBAC and for which NANOBAC files a patent application, NANOBAC agrees to include the following statement therein: The invention described herein may be manufactured and used by or for the U.S. Government for U.S. Government purposes without the payment of royalties thereon or therefore.

I. Related Inventions: For the purposes of this paragraph, a related invention is an invention related to the subject matter of this Agreement, but not made as a consequence of, or in direct relation to, the performance of activities of the Agreement, and covered by a patent application or patent, title to which has been assigned or otherwise vested in NASA. NASA will use reasonable efforts to bring such inventions to the attention of NANOBAC either prior to, or during the course of this Agreement, and to the extent such inventions are available for licensing and consistent with the requirements of 37 CFR Part 404, will enter into negotiations for a commercial license as contemplated by this Agreement.

ARTICLE IX - RIGHTS IN DATA

A. Definitions: The rights in data set forth herein are applicable to any employees, contractors or subcontractors, or other entities having a fiduciary or contractual relationship with NANOBAC that are assigned, tasked, or contracted with to perform specified NANOBAC activities under this Agreement. The term "data," as used herein, means recorded information, regardless of form, the media on which it may be recorded, or the method of recording. The term includes, but is not limited to, data of

                                                                         8 of 15
     a scientific or technical nature, computer software and documentation thereof, and data comprising commercial and financial information.

B. General: Data exchanged between NASA and NANOBAC under this Agreement will be exchanged without restriction as to its disclosure, use, or duplication except as otherwise marked or as otherwise provided below in this provision. No preexisting proprietary data will be provided to NANOBAC under this Agreement unless specifically authorized, in writing, by the owner of the proprietary data.

C. Background Data: In the event it is necessary for NANOBAC to furnish NASA with data that existed prior to, or was produced outside of, this Agreement, and such data embody trade secrets or comprise commercial or financial information that is privileged or confidential, and such data is so identified with a suitable notice or legend, the data will be maintained in confidence and disclosed and used by NASA and its contractors (under suitable protective conditions) only for the purpose of carrying out NASA's responsibilities under this Agreement. Upon completion of activities under this Agreement, such data will be disposed of as requested by NANOBAC.

D. Data Produced by NANOBAC under this Agreement: In the event data first produced by NANOBAC in carrying out NANOBAC's responsibilities under this Agreement is furnished to NASA, and NANOBAC considers such data to embody trade secrets or to comprise commercial or financial information that is privileged or confidential, and such data is so identified with a suitable notice or legend, the data will be maintained in confidence and disclosed and used by NASA and its contractors (under suitable protective conditions) only for research purposes by or on behalf of NASA.

E. Data First Produced by NASA: As to data first produced by NASA in carrying out NASA's responsibilities under this Agreement and which data would embody trade secrets or would comprise commercial or financial information that is privileged or confidential if it had been obtained from NANOBAC, such data will, to the extent permitted by law, be appropriately marked with a notice or legend and maintained in confidence for a period of 5 years after development of the information, with the express understanding that, during the aforesaid period, such data may be disclosed and used (under suitable protective conditions) by or on behalf of the Government for Government purposes only, and thereafter for any purpose whatsoever without restriction on disclosure and use. NANOBAC agrees not to disclose such data to any third party without NASA's written approval until the aforementioned restricted period expires.

F. Data Disclosing an Invention: In the event data exchanged between NASA and NANOBAC discloses an invention for which patent protection is being considered, the disclosure and use of such data is not otherwise limited or restricted herein, and the furnishing party specifically identifies such data, the receiving party agrees to withhold such data from public disclosure for a reasonable time (presumed to be 1 year unless mutually agreed otherwise) in order for patent protection to be obtained.

                                                                         9 of 15

G. Copyright: In the event data is exchanged with a notice indicating that the data is protected under copyright, such data will be presumed to be published and the following paid-up licenses shall apply:

     (1) If it is indicated on the data that the data existed prior to, or was produced outside of, this Agreement, the receiving party and others acting on its behalf, may reproduce, distribute, and prepare derivative works for the purpose of carrying out the receiving party's responsibilities under this Agreement.

     (2) If the furnished data does not contain the indication of (1) above, it will be assumed that the data was first produced under this Agreement, and the receiving party and others acting on its behalf, may reproduce, distribute, and prepare derivative works for any of its own purposes; provided, however, that NASA shall not authorize or permit any non-governmental person or entity (other than NANOBAC) to practice or otherwise exploit any such data for other than Federal Governmental purposes.

H. Oral and visual information: If information that NANOBAC considers to embody trade secrets or to comprise commercial or financial information which is privileged or confidential is disclosed orally or visually to NASA, such information must be reduced to tangible, recorded form (i.e., converted into data as defined herein), identified and marked with a suitable notice or legend as required by paragraphs C. and D. above, and furnished to NASA within fifteen business days after such oral or visual disclosure, or NASA shall have no duty to limit or restrict, and shall not incur any liability for, any disclosure and use of such information.

I. Disclaimer of Liability: Notwithstanding the above, NASA shall not be restricted in, nor incur any liability for, the disclosure and use of the following --

     (1) Data not identified with a suitable notice or legend as set forth in paragraphs C. and D.; nor

     (2) Information contained in any data for which disclosure and use is restricted under paragraphs C., D., and E. above, if such information is or becomes generally known without breach of the above, is known to or is generated by NASA independently of carrying out responsibilities under this Agreement, is rightfully received from a third party without restriction, or is included in data which NANOBAC has, or is required to furnish to the U.S. Government without restriction on disclosure and use.

J. Data Subject to Export Control: Technical data, whether or not specifically identified or marked, that is subject to the export laws and regulations of the United States and that is provided to NANOBAC under this Agreement will be treated as such, and will not be further provided to any foreign persons without proper U.S. Government authorization, where required.

                                                                        10 of 15

K. Publication of Results: Recognizing that the dissemination of the results of NASA's activities is one of the considerations for a nonreimbursable Space Act Agreement, the parties agree to acknowledge NANOBAC as the source of the materials and material methods in all publications. Each party agrees that all potential publications arising out of activities related to this Agreement shall be subject to the consent and approval requirements under this Agreement. Any review by a party for such purpose may include, but will not necessarily be limited to, ensuring data accuracy, proper contributor credit/acknowledgement, determination of most appropriate journal for submission, protection of patentable subject matter, and protection of confidential information.

     Each party shall provide to the other a copy of any proposed publication or presentation at least forty-five (45) days in advance of the submission of such proposed publication or presentation to a journal, editor, or other third party, except to the extent that the substantive content of such proposed publication or presentation does not materially differ from what previously has been approved by the other party. Upon receipt of any such proposed publication or presentation, the receiving party shall have thirty
     (30) days to object in writing to such proposed publication on reasonable grounds; and, the same shall be deemed approved and consented to unless objection is received within such period..

ARTICLE X - CONSENT FOR ASSIGNMENT

Neither this Agreement nor any interest arising under it shall be assigned by NANOBAC or JSC without the express consent of, as to JSC, its Director, Space and Life Sciences (or such person's successor or designee), or, as to NANOBAC, its president or any vice president.

ARTICLE XI - APPLICABLE LAW

JSC and NANOBAC agree that U.S. Federal law shall govern this Agreement for all purposes, including, but not limited to, determining its validity, the meaning of its provisions, and the rights, obligations and remedies of the parties.

ARTICLE XII - EFFECTIVE DATE, DURATION, AND TERMINATION

This Agreement shall become effective upon the last signature hereto, and will remain in effect for a period of three (3) years. This Agreement may be unilaterally terminated by either party upon 30 days written notice, or may be terminated at any time, upon mutual written agreement of both parties. The rights and obligations provided in Articles VIII, IX, X, and XI shall survive the termination of this Agreement.

                                                                        11 of 15

ARTICLE XIV - AUTHORITY

This Agreement is entered into by the Director of the Space and Life Sciences Directorate, LYNDON B. JOHNSON SPACE CENTER, NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, in accordance with authority set forth in Sections 203(c)(5) and 203(c)(6) of the National Aeronautics and Space Act of 1958, as amended, and NPD 1050.1F and redelegation of authority letter, dated November 13, 2001

FOR:  NATIONAL AERONAUTICS AND SPACE ADMINISTRATION


/s/ Jeffrey R.Davis                             September 8, 2004
----------------------------------              -------------------------------
Jeffrey R. Davis                                Date
Director, Space and Life Sciences
Lyndon B. Johnson Space Center


FOR:  NANOBAC PHARMACEUTICALS, INC.



/s/ Alex Edwards                                September 2, 2004
----------------------------------              -------------------------------
Alex Edwards                                    Date
Director

                                                                        12 of 15


                                   SCHEDULE A

Name                             MSDS/JSC          Storage
-------------------------------- ----------------- ------------------------------------------
DMEM                                               +4oC
Gibco (Cat#11965-092)
Ca-free DMEM                                       +4oC
Gibco (Cat#21068-028)
-------------------------------- ----------------- ------------------------------------------
L-glutamine                      31982             -20oC
FBS                                                -20oC
-------------------------------- ----------------- ------------------------------------------
BSA                              28262             +4oC
PBS tablets                                        +4oC
-------------------------------- ----------------- ------------------------------------------
HCl                              1995              Room temperature (RT), in cabinet for
                                                   acid storage
-------------------------------- ----------------- ------------------------------------------
Glacial acetic acid              42                (RT), in cabinet for acid storage
-------------------------------- ----------------- ------------------------------------------
Citric acid                      950               (RT), in cabinet for acid storage
-------------------------------- ----------------- ------------------------------------------
Boric acid                       624               (RT), in cabinet for acid storage
-------------------------------- ----------------- ------------------------------------------
NaOH                             3658              RT
-------------------------------- ----------------- ------------------------------------------
Ethanol                          8419              RT, in cabinet for flammables
-------------------------------- ----------------- ------------------------------------------
Methanol                         2497              RT, in cabinet for flammables
-------------------------------- ----------------- ------------------------------------------
2-Merchaptoethanol               12954             +4oC
EDTA solution (1M)               18020             RT
-------------------------------- ----------------- ------------------------------------------
Coomasie Brillant blue           4671              RT
Glutaraldehyde                   35321             +4oC
-------------------------------- ----------------- ------------------------------------------
Formaldehyde                     27599             RT
SDS                              3644              RT
-------------------------------- ----------------- ------------------------------------------
Na2C03                           3613              RT
-------------------------------- ----------------- ------------------------------------------
MgCl2                            2389              RT
-------------------------------- ----------------- ------------------------------------------
KH2PO4                           3131              RT
-------------------------------- ----------------- ------------------------------------------
Na2HPO4                                            RT
-------------------------------- ----------------- ------------------------------------------
KCl                              3095              RT
NaCl                             3634              RT
-------------------------------- ----------------- ------------------------------------------
Tris-HCl                         28347             RT
-------------------------------- ----------------- ------------------------------------------
Tris base                        29755             RT
NaHCO3                           3611              RT
-------------------------------- ----------------- ------------------------------------------
Sodium citrate                   3636              RT
-------------------------------- ----------------- ------------------------------------------
Glycine                          1847              RT
-------------------------------- ----------------- ------------------------------------------
*Nanobacteria detection kits                       +4oC
(ELISA)
-------------------------------- ----------------- ------------------------------------------
*Nanobacteria specific                             -20oC
monoclonal antibodies
-------------------------------- ----------------- ------------------------------------------
*Nucleic acid isolation kits                       RT
-------------------------------- ----------------- ------------------------------------------
*Protein detection kits                            RT
-------------------------------- ----------------- ------------------------------------------

                                                                                     13 of 15

Equipments                    *Mammalian cell culture incubator
                              --------------------------------------------------
                              PH meter
                              Millipore ultra-pure water system
                              --------------------------------------------------
                              Timers
                              Pipet filler
                              --------------------------------------------------
                              Shaker
                              Micropipet sets
                              --------------------------------------------------
                              Pipetor
                              Inverted microscope
                              --------------------------------------------------
                              Heating block for eppendorfs
                              Desicator cabinet
                              --------------------------------------------------
                              Vortex
                              Centrifuge (eppendorf) with cooling system 14000g
                              --------------------------------------------------
                              Vacuum pump
                              Water bath
                              --------------------------------------------------
                              Magnetic stirrer with heater
                              Analytical balances (kg and mg levels)
                              --------------------------------------------------
Disposables                   Sterile petri dishes
                              Culture vessels
                              --------------------------------------------------
                              Sterile pipets
                              Scrapers
                              --------------------------------------------------
                              Syringes
                              Parafilm
                              --------------------------------------------------
                              50 ml sterile centrifuge tubes
                              Glass pipets
                              --------------------------------------------------
                              Plastic disposable transfer pipets
                              Pasteur pipets
                              --------------------------------------------------
                              Slides and coverslips
                              Surgical scalpels
                              --------------------------------------------------
                              Gloves
                              Sterilization filters
                              --------------------------------------------------
Glass ware                    Beakers (10, 20, 50, 100, 200, 250, 500, 1000,
                                        2000, 4000 ml)
                              Thermomiters (digital)
                              --------------------------------------------------
                              Flasks
                              Desicator
                              --------------------------------------------------
                              Cylinders in various sizes
                              Glass bottles (in various sizes)
                              --------------------------------------------------
Other                         Color coded autoclavable identification tapes.
                              --------------------------------------------------
                              Spatulas
                              --------------------------------------------------
                              Various sizes tube racks
                              --------------------------------------------------
                              Bulbs for small pipets
                              --------------------------------------------------
                              Glass pipet holder (plastic)
                              --------------------------------------------------
                              Forceps
                              Stainless steel lab cart
                              --------------------------------------------------

                                                                        14 of 15

                              --------------------------------------------------
                              Sprayer bottles
                              Funnels
                              --------------------------------------------------
                              Thermometers
                              Biohazard autoclave bags
                              --------------------------------------------------
                              Autoclave bags
                              Drop dispensing bottles
                              --------------------------------------------------
                              Marking tapes
                              Scissors
                              --------------------------------------------------
                              Whatman papers
                              --------------------------------------------------


*        Nanobac provided

                                                                        15 of 15